UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 15, 2024

TrueBlue, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Washington
(State or Other Jurisdiction
of Incorporation)

001-14543	91-1287341
(Commission File Number)	(IRS Employer Identification No.)

1015 A Street, Tacoma, Washington 98402
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:    (253) 383-9101

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	TBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 15, 2024, TrueBlue, Inc. held its annual meeting of shareholders. A total of 28,854,874 shares of the company’s common stock outstanding and entitled to vote were present at the annual meeting in person or by proxy. At the annual meeting, the shareholders voted to: (a) elect each of the nine nominees for director to serve until the 2025 Annual Meeting of Shareholders, (b) approve, on an advisory basis, the compensation of the company’s named executive officers, (c) approve the amendment and restatement of the 2016 Omnibus Incentive Plan, and (d) ratify the selection of Deloitte & Touche LLP to be the company’s independent registered public accounting firm for the fiscal year ending December 29, 2024.

The voting results were as follows:

(a)Election of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
Colleen B. Brown	25,975,311	1,068,011	3,774	1,807,778
William C. Goings	26,129,691	901,139	16,266	1,807,778
Kim Harris Jones	26,933,828	106,971	6,297	1,807,778
R. Chris Kreidler	26,947,480	80,922	18,694	1,807,778
Sonita Lontoh	26,944,688	96,110	6,298	1,807,778
Taryn R. Owen	26,970,826	72,325	3,945	1,807,778
Paul G. Reitz	25,069,363	1,961,473	16,260	1,807,778
Jeffrey B. Sakaguchi	26,656,031	385,646	5,419	1,807,778
Kristi A. Savacool	26,220,881	808,421	17,794	1,807,778

(b)Advisory vote on compensation of the company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
24,590,177	2,410,111	46,808	1,807,778

(c)Approval of the amendment and restatement of the company’s 2016 Omnibus Incentive Plan:

For	Against	Abstain	Broker Non-Votes
25,010,618	2,027,883	8,595	1,807,778

(d)Ratification of the appointment of Deloitte & Touche LLP to be the company’s independent registered public accounting firm for the fiscal year ending December 29, 2024:

For	Against	Abstain
28,430,371	422,404	2,099

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Exhibit Description	Filed Herewith

104	Cover page interactive data file - The cover page from this Current Report on Form 8-K is formatted as Inline XBRL	X

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUEBLUE, INC.
(Registrant)

Date:	May 16, 2024	By:	/s/ Garrett R. Ferencz
Garrett R. Ferencz
Executive Vice President, Chief Legal Officer